Exhibit 10.3

                                 PROMISSORY NOTE
                                Henderson, Nevada

U.S. $                                           As of                    , 2004
      -----------------------                          -------------------

     For value received, Millenium Holding Group, Inc., a Nevada corporation (the "Company"), promises to pay to the order of ___________________________ (the "Lender"), at the address listed below or at such other place as the Lender may designate in writing, the principal sum of ___________________________________________________________________ U.S. Dollars
(US $) (the "Principal"), plus interest on the unpaid Principal at the rate of eight percent (8%) per annum from the date in which the Company receives the Principal Amount. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest allowable by applicable law.

     On the ninetieth (90th) day from the date in which the Company receives the Principal Amount (the "Maturity Date"), the entire Principal balance of this Promissory Note (the "Note"), plus any accrued and unpaid interest on this Note shall be due and payable.

     All installments of Principal and interest on this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day.

     The Company may prepay any amount due hereunder without premium or penalty. All prepayment amounts received shall be applied first to interest and then to Principal

     The Company waives presentment, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and the Company hereby waives the benefit of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

     Any provision of this Note, which may be prohibited by law or otherwise held invalid shall be ineffective only to the extent of such prohibition or invalidity and shall not invalidate or otherwise render ineffective the remaining provisions of this Note. No waiver or modification of any of the terms or provisions of the Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer or other representative of the Company and the Lender, and then only to the extent therein specifically set forth.

     All notices and other communications required or permitted hereunder shall be in writing and shall be delivered by facsimile with a confirming copy sent by air or personal courier, or otherwise delivered by personal courier, by hand or by messenger, addressed as follows or as the parties may from time to time provide in accordance hereto:

         To the Lender:        --------------------------
                               --------------------------
                               --------------------------
                               --------------------------

         If to the Company:    Millenium Holding Group, Inc.
                               12 Winding Road.
                               Henderson, Nevada 89052
                               Attention: Richard Ham
                               Fax No.: (702) 492-7728

Each such notice or other communication shall for all purposes of this Note be treated as effective or having been given when delivered if delivered personally, or, if sent by facsimile followed by air courier delivery as provided herein, on the earlier of the date of actual receipt or the day the facsimile is sent if such facsimile is acknowledged as having been received by the transmitting station.

         This Note shall be governed by and interpreted in accordance with the laws of the State of Nevada.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the _____ day of ______________________________ , 2004.


                                   MILLENIUM HOLDING GROUP, INC.



                                   By:
                                      --------------------------------------
                                      Richard Ham
                                   Title: President/CEO